TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited)

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES —101.6% of Net Assets
ASSET-BACKED SECURITIES—16.4%
Academic Loan Funding Trust Series 2012-1A, Class R 0.00%(1),(2),(3),(4)	12/27/44		$3,368	$267,419
Allegro CLO XIII Ltd. Series 2021-1A, Class B 6.25% (3 mo. USD Term SOFR + 1.962%)(1),(5)	07/20/34		650,000	650,339
AMSR Trust Series 2020-SFR2, Class F 5.25%(1)	07/17/37		1,375,000	1,370,032
AMSR Trust Series 2020-SFR3, Class E1 2.56%(1)	09/17/37		1,000,000	986,336
AMSR Trust Series 2021-SFR2, Class F2 3.67%(1)	08/17/38		750,000	718,420
Apidos CLO XXXVII Ltd. Series 2021-37A, Class B 6.15% (3 mo. USD Term SOFR + 1.862%)(1),(5)	10/22/34		725,000	725,379
Arbour CLO VIII DAC Series 8X, Class B1R 4.49% (3 mo. EUR EURIBOR + 1.700%)(5),(6)	10/15/34	EUR	600,000	645,012
BCRED CLO LLC Series 2023-1A, Class A 6.59% (3 mo. USD Term SOFR + 2.300%)(1),(5)	01/20/36		850,000	856,052
Bear Mountain Park CLO Ltd. Series 2022-1A, Class BR 6.05% (3 mo. USD Term SOFR + 1.750%)(1),(5)	07/15/37		625,000	624,034
BMO SBA COOF Trust Series 2019-1, Class A (I/O) 1.54%(1),(7)	10/25/45		3,617,871	158,251
Carvana Auto Receivables Trust Series 2020-P1, Class R 0.00%(1),(3)	09/08/27		2,000	155,608
Carvana Auto Receivables Trust Series 2021-N3, Class R 0.00%(1),(3)	06/12/28		2,200	142,414
Carvana Auto Receivables Trust Series 2022-N1, Class R 0.00%(1),(3)	12/11/28		4,700	271,743
Carvana Auto Receivables Trust Series 2022-P3, Class R 0.00%(1),(3)	09/10/29		2,900	268,406
Carvana Auto Receivables Trust Series 2023-P1, Class R 0.00%(1),(3)	03/11/30		4,400	444,591
Carvana Auto Receivables Trust Series 2023-P2, Class R 0.00%(1),(3)	06/10/30		2,000	298,247
Cedar Funding II CLO Ltd. Series 2013-1A, Class BRR 5.90% (3 mo. USD Term SOFR + 1.612%)(1),(5)	04/20/34		700,000	699,596
CIFC Funding Ltd. Series 2018-1A, Class SUB 0.00%(1),(8)	01/18/38		650,000	273,672
CIFC Funding Ltd. Series 2022-2A, Class B 0.00%(1),(8)	04/19/35		685,000	529,674
COOF Securitization Trust II Series 2015-2, Class A1 (I/O) 2.00%(1),(7)	08/25/41		1,551,120	85,206
Elmwood CLO III Ltd. Series 2019-3A, Class SUB 0.00%(1),(8)	07/18/37		1,000,000	589,200
FirstKey Homes Trust Series 2020-SFR1, Class G 4.78%(1)	08/17/37		1,735,000	1,722,448
FirstKey Homes Trust Series 2021-SFR3, Class E1 2.99%(1)	12/17/38		1,173,000	1,117,172
FirstKey Homes Trust Series 2022-SFR1, Class D 5.20%(1)	05/19/39		1,100,000	1,097,231
FRTKL Group, Inc. Series 2021-SFR1, Class G 4.11%(1)	09/17/38		1,015,000	962,026
Goal Capital Funding Trust Series 2006-1, Class B 5.30% (3 mo. USD LIBOR + 0.450%)(5)	08/25/42		$85,544	81,868
GoldenTree Loan Management U.S. CLO 11 Ltd. Series 2021-11A, Class AR 5.37% (3 mo. USD Term SOFR + 1.080%)(1),(5)	10/20/34		625,000	622,477
GoldenTree Loan Management U.S. CLO 17 Ltd. Series 2023-17A, Class D 9.29% (3 mo. USD Term SOFR + 5.000%)(1),(5)	07/20/36		650,000	651,046
Golub Capital Partners CLO 42M-R Ltd. Series 2019-42RA, Class A2R 7.05% (3 mo. USD Term SOFR + 2.750%)(1),(5)	01/20/36		600,000	605,291
Golub Capital Partners CLO 66B Ltd. Series 2023-66A, Class A 6.25% (3 mo. USD Term SOFR + 1.950%)(1),(5)	04/25/36		750,000	750,414
Golub Capital Partners CLO 69M Ltd. Series 2023-69A, Class B1 7.55% (3 mo. USD Term SOFR + 3.250%)(1),(5)	11/09/36		870,000	877,466
HOA Funding LLC Series 2021-1A, Class A2 4.72%(1)	08/20/51		581,627	174,492
HPS Loan Management Ltd. Series 2023-18A, Class D 10.04% (3 mo. USD Term SOFR + 5.750%)(1),(5)	07/20/36		600,000	609,751
HPS Loan Management Ltd. Series 2024-19A, Class C2 7.20% (3 mo. USD Term SOFR + 2.900%)(1),(5)	04/15/37		750,000	755,767
Madison Park Funding XLV Ltd. Series 2020-45A, Class CRR 6.20% (3 mo. USD Term SOFR + 1.900%)(1),(5)	07/15/34		625,000	626,433
MetroNet Infrastructure Issuer LLC Class A2 7.95%(4)	04/20/53		850,000	860,627
Mosaic Solar Loan Trust Series 2021-1A, Class R 0.00%(1),(8)	12/20/46		950,000	102,211
Mosaic Solar Loan Trust Series 2021-2A, Class R 0.00%(1),(8)	04/22/47		1,150,000	39,883
Mosaic Solar Loan Trust Series 2021-3A, Class R 0.00%(1),(8)	06/20/52		1,600,000	71,645
NCFA LLC—Loan Participation 2 3.14%(4)	12/19/27		1,000,000	1,000,000
Neuberger Berman Loan Advisers CLO 56 Ltd. Series 2024- 56A, Class SUB 0.00%(1),(8)	07/24/37		700,000	556,479
OCP CLO Ltd. Series 2023-28A, Class D 9.66% (3 mo. USD Term SOFR + 5.350%)(1),(5)	07/16/36		700,000	707,599
Palmer Square CLO Ltd. Series 2024-3A, Class SUB 0.00%(1),(8)	07/20/37		625,000	550,701

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Park Avenue Institutional Advisers CLO Ltd. Series 2021- 1A, Class A2 6.30% (3 mo. USD Term SOFR + 2.012%)(1),(5)	01/20/34	$420,000	$420,404
Progress Residential Trust Series 2021-SFR7, Class E2 2.64%(1)	08/17/40	1,451,000	1,297,835
Progress Residential Trust Series 2021-SFR8, Class G 4.01%(1)	10/17/38	1,450,000	1,409,251
Progress Residential Trust Series 2021-SFR9, Class E1 2.81%(1)	11/17/40	1,707,000	1,570,478
Rad CLO 22 Ltd. Series 2023-22A, Class D 9.29% (3 mo. USD Term SOFR + 5.000%)(1),(5)	01/20/37	350,000	353,368
Rockford Tower CLO Ltd. Series 2017-2A, Class BR 6.06% (3 mo. USD Term SOFR + 1.762%)(1),(5)	10/15/29	800,000	800,866
Santander Consumer Auto Receivables Trust Series 2021- BA, Class R 0.00%(1),(3)	03/15/29	5,000	1,319,132
Santander Consumer Auto Receivables Trust Series 2021- CA, Class R 0.00%(1),(3)	06/15/28	5,500	558,130
SLC Student Loan Trust Series 2004-1, Class B 5.01% (90 day USD SOFR Average + 0.552%)(5)	08/15/31	154,462	137,632
SLC Student Loan Trust Series 2006-1, Class B 4.85% (90 day USD SOFR Average + 0.472%)(5)	03/15/55	171,019	157,851
SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R 0.00%(1),(3)	10/28/29	1,000	221,838
SLM Student Loan Trust Series 2004-2, Class B 5.29% (90 day USD SOFR Average + 0.732%)(5)	07/25/39	146,750	140,588
SLM Student Loan Trust Series 2005-9, Class B 5.12% (90 day USD SOFR Average + 0.562%)(5)	01/25/41	286,988	272,336
SLM Student Loan Trust Series 2007-6, Class B 5.67% (90 day USD SOFR Average + 1.112%)(5)	04/27/43	75,641	73,422
SLM Student Loan Trust Series 2007-7, Class B 5.57% (90 day USD SOFR Average + 1.012%)(5)	10/27/70	150,000	152,383
SLM Student Loan Trust Series 2008-2, Class B 6.02% (90 day USD SOFR Average + 1.462%)(5)	01/25/83	225,000	238,091
SLM Student Loan Trust Series 2008-3, Class B 6.02% (90 day USD SOFR Average + 1.462%)(5)	04/26/83	225,000	234,126
SLM Student Loan Trust Series 2008-4, Class B 6.67% (90 day USD SOFR Average + 2.112%)(5)	04/25/73	515,000	551,653
SLM Student Loan Trust Series 2008-5, Class B 6.67% (90 day USD SOFR Average + 2.112%)(5)	07/25/73	260,000	279,482
SLM Student Loan Trust Series 2008-6, Class B 6.67% (90 day USD SOFR Average + 2.112%)(5)	07/26/83	225,000	231,039
SLM Student Loan Trust Series 2008-7, Class B 6.67% (90 day USD SOFR Average + 2.112%)(5)	07/26/83	305,000	315,296
Stratus CLO Ltd. Series 2021-3A, Class SUB 0.00%(1),(8)	12/29/29	750,000	13,650
Structured Receivables Finance LLC Series 2010-A, Class B 7.61%(1)	01/16/46	415,334	422,154
Structured Receivables Finance LLC Series 2010-B, Class B 7.97%(1)	08/15/36	279,951	286,400
Textainer Marine Containers VII Ltd. Series 2021-2A, Class A 2.23%(1)	04/20/46	1,078,067	1,000,900
TIF Funding II LLC Series 2021-1A, Class A 1.65%(1)	02/20/46	1,008,738	903,384
USQ Rail I LLC Series 2021-1A, Class A 2.25%(1)	02/28/51	345,223	321,291
Westlake Automobile Receivables Trust Series 2024-1A, Class D 6.02%(1)	10/15/29	600,000	611,304
Wingstop Funding LLC Series 2020-1A, Class A2 2.84%(1)	12/05/50	541,750	511,970

Total Asset-Backed Securities (Cost: $43,760,722)			40,108,912

MORTGAGE-BACKED SECURITIES—58.6%
Commercial Mortgage-backed Securities—Agency—0.7%
Federal Home Loan Mortgage Corp. Multifamily PC
REMICS Trust Series 2019-P002, Class X (I/O) 0.77%(7)	07/25/33	1,295,000	72,373
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O) 1.55%(7)	10/25/43	2,330,000	10,310
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O) 1.90%(7)	12/25/44	2,499,972	69,039
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O) 2.21%(7)	05/25/46	2,400,000	10,625
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O) 2.16%(7)	05/25/47	3,750,000	86,607
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O) 1.21%(7)	06/25/27	6,851,434	114,909
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O) 1.01%(7)	03/25/26	7,752,392	53,532
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O) 4.09%(7)	03/25/29	690,000	20,795
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O) 1.81%(7)	05/25/27	2,757,227	79,632
Federal National Mortgage Association, Pool #AN3542 3.41%	11/01/46	1,027,447	876,775
Federal National Mortgage Association-ACES Series 2016- M11, Class X2 (ACES) (I/O) 3.06%(7)	07/25/39	679,098	12,722

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Federal National Mortgage Association-ACES Series 2019- M29, Class X4 (ACES) (I/O) 0.70%(7)	03/25/29		$7,900,000	$174,332
Government National Mortgage Association Series 2009- 114, Class IO (I/O) 0.00%(8)	10/16/49		4,461,307	45
Government National Mortgage Association Series 2010- 148, Class IO (I/O) 0.30%(7)	09/16/50		4,635,620	48,419
Government National Mortgage Association Series 2011- 105, Class IO (I/O) 0.00%(8)	09/16/51		1,703,814	17
Government National Mortgage Association Series 2011- 152, Class IO (I/O) 0.01%(7)	08/16/51		644,625	25
Government National Mortgage Association Series 2012- 139, Class IO (I/O) 0.56%(7)	02/16/53		1,054,550	19,695
Government National Mortgage Association Series 2012-4, Class IO (I/O) 0.00%(8)	05/16/52		2,760,340	28
Government National Mortgage Association Series 2013-52, Class IO (I/O) 0.04%(7)	02/16/55		5,288,993	2,756
Government National Mortgage Association Series 2014- 103, Class IO (I/O) 0.19%(7)	05/16/55		2,044,955	10,289
Government National Mortgage Association Series 2014- 125, Class IO (I/O) 0.89%(7)	11/16/54		1,269,180	35,528

Total Commercial Mortgage-backed Securities—Agency (Cost: $4,547,994)				1,698,453

Commercial Mortgage-backed Securities—Non-Agency—9.8%
Benchmark Mortgage Trust Series 2019-B14, Class 225D 3.29%(1),(7)	12/15/62		535,000	9,859
Benchmark Mortgage Trust Series 2020-IG3, Class BXC 3.54%(1),(7)	09/15/48		555,000	492,154
BX Trust Series 2023-DELC, Class B 7.66% (1 mo. USD Term SOFR + 3.339%)(1),(5)	05/15/38		615,000	617,541
BXHPP Trust Series 2021-FILM, Class C 5.53% (1 mo. USD Term SOFR + 1.214%)(1),(5)	08/15/36		430,000	397,015
BXHPP Trust Series 2021-FILM, Class D 5.93% (1 mo. USD Term SOFR + 1.614%)(1),(5)	08/15/36		515,000	466,126
BXP Trust Series 2017-GM, Class D 3.42%(1),(7)	06/13/39		575,000	543,715
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class E 6.77% (1 mo. USD Term SOFR + 2.447%)(1),(5)	12/15/37		800,000	799,305
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O) 1.17%(1),(7)	05/10/47		4,710,600	47
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O) 0.71%(7)	11/10/48		6,109,924	7,906
COMM Mortgage Trust Series 2012-LC4, Class XB (I/O) 0.30%(1),(7)	12/10/44		13,914,806	139
COMM Mortgage Trust Series 2013-CR12, Class XA (I/O) 0.30%(7)	10/10/46		659,198	7
COMM Mortgage Trust Series 2016-787S, Class D 3.83%(1),(7)	02/10/36		693,000	662,624
COMM Mortgage Trust Series 2020-CX, Class E 2.68%(1),(7)	11/10/46		370,000	275,585
CRSNT Trust Series 2021-MOON, Class C 5.98% (1 mo. USD Term SOFR + 1.664%)(1),(5)	04/15/36		620,000	608,890
CSMC Trust Series 2020-FACT, Class F 11.09% (1 mo. USD Term SOFR + 6.771%)(1),(5)	10/15/37		1,017,000	855,610
Eleven Madison Trust Mortgage Trust Series 2015-11MD, Class D 3.55%(1),(7)	09/10/35		625,000	607,511
Extended Stay America Trust Series 2021-ESH, Class F 8.13% (1 mo. USD Term SOFR + 3.814%)(1),(5)	07/15/38		562,998	563,726
Frost CMBS DAC Series 2021-1A, Class EUE 6.51% (3 mo. EUR EURIBOR + 3.990%)(1),(5)	11/20/33	EUR	724,867	757,280
Grace Trust Series 2020-GRCE, Class D 2.68%(1),(7)	12/10/40		$700,000	589,834
Grace Trust Series 2020-GRCE, Class F 2.68%(1),(7)	12/10/40		376,000	271,463
Grace Trust Series 2020-GRCE, Class X (I/O) 0.30%(1),(7)	12/10/40		10,620,000	155,715
GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O) 1.72%(7)	05/10/49		3,968,313	37,339
Hilton USA Trust Series 2016-HHV, Class F 4.19%(1),(7)	11/05/38		1,341,000	1,295,767
Hudson Yards Mortgage Trust Series 2019-30HY, Class D 3.44%(1),(7)	07/10/39		450,000	405,599
Hudson Yards Mortgage Trust Series 2019-55HY, Class F 2.94%(1),(7)	12/10/41		150,000	126,046
ILPT Trust Series 2019-SURF, Class A 4.15%(1)	02/11/41		240,000	232,256
JPMBB Commercial Mortgage Securities Trust Series 2014- C23, Class XA (I/O) 0.28%(7)	09/15/47		1,417,877	14
JPMBB Commercial Mortgage Securities Trust Series 2014- C24, Class XA (I/O) 0.56%(7)	11/15/47		1,038,505	10
JPMBB Commercial Mortgage Securities Trust Series 2015- C29, Class XD (I/O) 0.50%(1),(7)	05/15/48		26,458,000	165,315
JPMCC Commercial Mortgage Securities Trust Series 2017- JP5, Class XA (I/O) 0.76%(7)	03/15/50		9,007,574	110,866
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O) 0.39%(1),(7)	02/15/46		47,621,112	383,471
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-NINE, Class A 2.85%(1),(7)	09/06/38		775,000	751,399
JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A 3.40%(1)	06/05/39		585,000	543,499
KRE Commercial Mortgage Trust Series 2025-AIP4, Class E 7.32% (1 mo. USD Term SOFR + 3.000%)(1),(5)	03/15/42		490,000	487,891

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Manhattan West Mortgage Trust Series 2020-1MW, Class A 2.13%(1)	09/10/39		$695,000	$648,264
MFT Mortgage Trust Series 2020-B6, Class C 3.28%(1),(7)	08/10/40		220,000	136,826
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O) 0.89%(7)	04/15/48		2,966,802	30
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class XA (I/O) 0.66%(7)	05/15/48		7,255,476	2,123
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O) 1.26%(7)	11/15/49		5,932,048	78,472
Morgan Stanley Capital I Trust Series 2020-CNP, Class C 2.43%(1),(7)	04/05/42		620,000	495,542
NXPT Commercial Mortgage Trust Series 2024-STOR, Class E 6.70%(1),(7)	11/05/41		528,000	534,187
One New York Plaza Trust Series 2020-1NYP, Class A 5.38% (1 mo. USD Term SOFR + 1.064%)(1),(5)	01/15/36		390,000	374,085
SFAVE Commercial Mortgage Securities Trust Series 2015- 5AVE, Class A2A 3.66%(1),(7)	01/05/43		805,000	698,043
SFAVE Commercial Mortgage Securities Trust Series 2015- 5AVE, Class D 4.39%(1),(7)	01/05/43		880,000	719,929
SFO Commercial Mortgage Trust Series 2021-555, Class A 5.58% (1 mo. USD Term SOFR + 1.264%)(1),(5)	05/15/38		550,000	542,528
SMRT Commercial Mortgage Trust Series 2022-MINI, Class D 6.27% (1 mo. USD Term SOFR + 1.950%)(1),(5)	01/15/39		510,000	500,162
SMRT Commercial Mortgage Trust Series 2022-MINI, Class E 7.02% (1 mo. USD Term SOFR + 2.700%)(1),(5)	01/15/39		1,005,000	970,435
SMRT Commercial Mortgage Trust Series 2022-MINI, Class F 7.67% (1 mo. USD Term SOFR + 3.350%)(1),(5)	01/15/39		246,000	233,427
Taurus U.K. DAC Series 2021-UK1X, Class E 8.13% (1 day GBP SONIA + 3.650%)(5),(6)	05/17/31	GBP	665,115	856,639
UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O) 1.13%(7)	11/15/50		$4,926,581	92,187
VASA Trust Series 2021-VASA, Class B 5.68% (1 mo. USD Term SOFR + 1.364%)(1),(5)	07/15/39		1,000,000	944,505
Vita Scientia DAC Series 2022-1X, Class D 5.02% (3 mo. EUR EURIBOR + 2.490%)(5),(6)	02/27/33	EUR	1,500,000	1,534,232
Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class AS 4.67%(7)	09/15/61		$750,000	737,720
Wells Fargo Commercial Mortgage Trust Series 2019- JWDR, Class F 4.56%(1),(7)	09/15/31		500,000	487,764
WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O) 0.32%(7)	06/15/46		139,033	1

Total Commercial Mortgage-backed Securities—Non-Agency (Cost: $26,677,157)				23,808,625

Residential Mortgage-backed Securities—Agency—24.3%
Federal Home Loan Mortgage Corp., Pool #SD8199 2.00%	03/01/52		2,325,276	1,852,206
Federal Home Loan Mortgage Corp., Pool #SD8220 3.00%	06/01/52		1,429,919	1,241,325
Federal Home Loan Mortgage Corp., Pool #SD8225 3.00%	07/01/52		2,516,867	2,187,067
Federal Home Loan Mortgage Corp., Pool #SD3246 4.00%	08/01/52		1,249,371	1,166,875
Federal Home Loan Mortgage Corp., Pool #SD8238 4.50%	08/01/52		570,896	547,747
Federal Home Loan Mortgage Corp., Pool #SD8237 4.00%	08/01/52		2,502,488	2,336,861
Federal Home Loan Mortgage Corp., Pool #RA7870 4.00%	09/01/52		771,810	720,608
Federal Home Loan Mortgage Corp., Pool #SD8257 4.50%	10/01/52		1,227,189	1,177,047
Federal Home Loan Mortgage Corp., Pool #SD8265 4.00%	11/01/52		533,345	497,797
Federal Home Loan Mortgage Corp., Pool #SD8275 4.50%	12/01/52		520,381	499,039
Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O) (I/F) (TAC) (PAC) 1.17% (-30 day USD SOFR Average + 5.516%)(5)	03/15/36		921,128	47,453
Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC) 2.19% (-30 day USD SOFR Average + 6.536%)(5)	11/15/36		211,618	21,659
Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F) 1.65% (-30 day USD SOFR Average + 5.996%)(5)	05/15/37		44,309	1,026
Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F) 1.79% (-30 day USD SOFR Average + 6.136%)(5)	06/15/38		70,068	6,764
Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F) 2.15% (-30 day USD SOFR Average + 6.496%)(5)	04/15/42		402,270	44,507
Federal Home Loan Mortgage Corp. REMICS Series 5234, Class S (I/O) (PAC) 1.71% (30 day USD SOFR Average + 6.050%)(5)	12/25/50		2,031,119	134,178
Federal Home Loan Mortgage Corp. REMICS Series 5471, Class SY (I/O) 1.06% (30 day USD SOFR Average + 5.400%)(5)	11/25/54		1,284,555	82,828

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Federal Home Loan Mortgage Corp. STRIPS Series 386, Class C1 (I/O) 2.00%	03/15/52	$3,396,796	$452,497
Federal National Mortgage Association, Pool #MA4562 2.00%	03/01/52	4,077	3,243
Federal National Mortgage Association, Pool #BV4122 2.00%	03/01/52	800,001	637,244
Federal National Mortgage Association, Pool #BV8463 2.50%	04/01/52	1,328,361	1,107,567
Federal National Mortgage Association, Pool #FS1598 2.00%	04/01/52	324,410	258,410
Federal National Mortgage Association, Pool #MA4656 4.50%	07/01/52	1,924,613	1,846,870
Federal National Mortgage Association, Pool #MA4701 4.50%	08/01/52	310,985	297,720
Federal National Mortgage Association, Pool #MA4733 4.50%	09/01/52	1,021,777	980,186
Federal National Mortgage Association, Pool #MA4768 2.50%	09/01/52	1,466,361	1,222,629
Federal National Mortgage Association, Pool #MA4769 2.00%	09/01/52	838,000	667,512
Federal National Mortgage Association, Pool #MA4783 4.00%	10/01/52	1,271,416	1,186,873
Federal National Mortgage Association, Pool #MA4866 4.00%	01/01/53	1,248,434	1,165,032
Federal National Mortgage Association, Pool #FS7577 2.50%	01/01/54	10,728	8,938
Federal National Mortgage Association Interest STRIPS Series 434, Class C29 (I/O) 2.00%	10/25/52	3,870,444	509,298
Federal National Mortgage Association Interest STRIPS Series 436, Class C32 (I/O) 2.00%	10/25/52	3,364,370	439,793
Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F) 1.66% (-30 day USD SOFR Average + 5.996%)(5)	05/25/37	35,713	2,352
Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F) 1.65% (-30 day USD SOFR Average + 5.986%)(5)	05/25/37	600,007	50,425
Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F) 2.30% (-30 day USD SOFR Average + 6.636%)(5)	09/25/39	93,267	10,017
Federal National Mortgage Association REMICS Series 2024-81, Class SE (I/O) 1.01% (-30 day USD SOFR Average + 5.350%)(5)	07/25/54	5,191,706	294,354
Government National Mortgage Association, Pool #MA9963 4.50%	10/20/54	1,287,372	1,235,847
Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F) 2.17% (-1 mo. USD Term SOFR + 6.486%)(5)	07/20/36	665,484	64,106
Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC) 0.32% (-1 mo. USD Term SOFR + 4.636%)(5)	11/20/36	781,837	14,503
Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC) 1.97% (-1 mo. USD Term SOFR + 6.286%)(5)	05/20/38	236,222	4,697
Government National Mortgage Association REMICS Series 2014-118, Class ST 1.17% (-1 mo. USD Term SOFR + 5.486%)(5)	08/20/44	3,495,026	293,340
Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O) 3.50%	11/20/46	1,157,415	218,092
Government National Mortgage Association REMICS Series 2023-165, Class CO (P/O) 0.00%(8)	11/20/53	280,692	243,980
Government National Mortgage Association REMICS Series 2024-159, Class SM 1.11% (-30 day USD SOFR Average + 5.450%)(5)	10/20/54	3,398,168	246,084
Government National Mortgage Association REMICS Series 2024-159, Class XS (I/O) 1.16% (30 day USD SOFR Average + 5.500%)(5)	10/20/54	2,580,342	205,481
Government National Mortgage Association, TBA
4.00%(9)	05/01/52	2,725,000	2,551,700
5.50%(9)	07/01/54	3,950,000	3,958,275
5.00%(9)	08/01/54	3,025,000	2,975,717
4.50%(9)	09/01/54	1,550,000	1,487,407
Uniform Mortgage-Backed Security, TBA
2.50%(9)	11/01/51	3,675,000	3,057,764
2.00%(9)	11/01/51	1,800,000	1,432,226
3.00%(9)	01/01/52	1,425,000	1,236,071
3.50%(9)	02/01/52	5,550,000	5,006,666
4.00%(9)	03/01/52	200,000	186,085
4.00%(9)	03/01/52	1,450,000	1,351,189
5.00%(9)	07/01/54	4,625,000	4,533,272
4.50%(9)	08/01/54	5,600,000	5,357,036

Total Residential Mortgage-backed Securities—Agency (Cost: $65,010,574)			59,365,485

Residential Mortgage-backed Securities—Non-Agency—23.8%
ABFC Trust Series 2007-NC1, Class A2 4.73% (1 mo. USD Term SOFR + 0.414%)(1),(5)	05/25/37	648,967	608,808
ACE Securities Corp. Home Equity Loan Trust Series 2004- IN1, Class A1 5.07% (1 mo. USD Term SOFR + 0.754%)(5)	05/25/34	293,175	276,037
ACE Securities Corp. Home Equity Loan Trust Series 2007- ASP1, Class A2C 4.95% (1 mo. USD Term SOFR + 0.634%)(5)	03/25/37	1,119,486	451,034
Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22 5.10%(7),(10)	08/25/35	289,052	223,789
Ajax Mortgage Loan Trust Series 2019-F, Class A2 3.50%(1)	07/25/59	1,300,000	1,237,580
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-HE3, Class A5 2.93% (1 mo. USD Term SOFR + 0.654%)(5)	03/25/36	528,629	519,080

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B 3.97% (1 mo. USD Term SOFR + 0.414%)(5)	12/25/36	$193,312	$186,462
Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1 4.83% (1 mo. USD Term SOFR + 0.514%)(5),(10)	11/25/35	238,694	206,982
Banc of America Funding Trust Series 2006-3, Class 4A14 6.00%(10)	03/25/36	77,646	65,054
Banc of America Funding Trust Series 2006-3, Class 5A3 5.50%(10)	03/25/36	80,437	72,379
Banc of America Funding Trust Series 2015-R4, Class 2A1 4.64% (1 mo. USD Term SOFR + 0.319%)(1),(5)	02/25/37	95,943	95,359
BCMSC Trust Series 2000-A, Class A4 8.29%(7)	06/15/30	3,316,690	276,094
Bear Stearns ALT-A Trust Series 2005-3, Class 4A3 4.33%(7)	04/25/35	136,322	133,086
Bear Stearns ARM Trust Series 2003-7, Class 9A 6.41%(7)	10/25/33	156,147	143,921
Bear Stearns ARM Trust Series 2005-9, Class A1 7.08% (1 yr. CMT + 2.300%)(5)	10/25/35	81,584	77,614
Bear Stearns ARM Trust Series 2007-4, Class 22A1 4.43%(7),(10)	06/25/47	489,330	430,442
Bear Stearns Asset-Backed Securities I Trust Series 2005- AC6, Class 1A3 5.50%(7)	09/25/35	231,921	221,025
Bear Stearns Asset-Backed Securities I Trust Series 2006- IM1, Class A1 4.89% (1 mo. USD Term SOFR + 0.574%)(5)	04/25/36	109,352	108,538
Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O) 0.50%(4)	03/25/37	22,453,607	441,978
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B 3.53%	02/25/37	694,103	413,067
C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C 3.53%	02/25/37	681,964	405,843
C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3 3.27%	03/25/37	1,077,985	372,682
Carrington Mortgage Loan Trust Series 2006-NC4, Class A4 4.67% (1 mo. USD Term SOFR + 0.354%)(5)	10/25/36	1,250,000	1,090,453
Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3 4.57% (1 mo. USD Term SOFR + 0.254%)(5)	12/25/36	741,206	728,178
CFMT LLC Series 2024-NR1, Class A1 6.41%(1)	11/25/29	834,759	836,557
CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1 6.52%(7),(10)	09/20/34	60,234	9,974
CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O) 0.14%(4),(7)	09/25/36	5,585,109	19,709
CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1 5.23%(7)	04/20/36	583,652	426,958
CHNGE Mortgage Trust Series 2023-1, Class M1 8.18%(1),(7)	03/25/58	460,000	465,735
CIM Trust Series 2019-R1, Class A 3.25%(1),(7)	10/25/58	564,411	506,964
CIM Trust Series 2021-R3, Class A1A 1.95%(1),(7)	06/25/57	560,943	515,075
CIM Trust Series 2021-R4, Class A1A 2.00%(1),(7)	05/01/61	610,304	556,648
CIM Trust Series 2021-R5, Class A1B 2.00%(1),(7)	08/25/61	1,096,000	726,479
CIM Trust Series 2025-R1, Class A1 5.00%(1)	02/25/99	740,000	728,632
Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A 7.23% (1 yr. CMT + 2.400%)(5)	10/25/35	129,104	133,786
Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A 5.70%(7),(10)	10/25/35	304,049	243,560
CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7 6.00%(10)	07/25/36	488,034	422,978
CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8 6.00%(10)	10/25/36	433,226	372,211
Conseco Finance Securitizations Corp. Series 1999-6, Class A1 7.36%(1),(7)	06/01/30	1,184,808	331,077
Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC) 5.50%(10)	10/25/35	472,127	329,635
Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O) 1.07% (-1 mo. USD Term SOFR + 5.386%)(4),(5)	04/25/36	4,660,690	499,886
Countrywide Asset-Backed Certificates Trust Series 2007- 13, Class 2A1 5.33% (1 mo. USD Term SOFR + 1.014%)(5)	10/25/47	356,530	329,063
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1 6.50%	01/25/36	948,046	214,188
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1 3.38%	12/25/32	223,331	216,056
Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2 2.99%	12/25/36	1,699,843	1,407,728
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6 4.81% (1 mo. USD Term SOFR + 0.494%)(5)	02/25/37	247,589	214,578
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2 4.72%(7),(10)	06/25/36	766,790	700,477
DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A 4.63% (1 mo. USD Term SOFR + 0.314%)(5)	10/19/36	312,360	207,629
EFMT Series 2025-CES1, Class B1 7.07%(1),(7)	01/25/60	670,000	678,568

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Federal National Mortgage Association Connecticut Avenue
Securities Trust Series 2019-R06, Class 2B1 8.20% (30 day USD SOFR Average + 3.864%)(1),(5)	09/25/39	$583,790	$602,294
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R07, Class 1B1 7.85% (30 day USD SOFR Average + 3.514%)(1),(5)	10/25/39	865,576	888,185
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R01, Class 1B2 10.34% (30 day USD SOFR Average + 6.000%)(1),(5)	10/25/41	475,000	495,185
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R01, Class 1B2 10.34% (30 day USD SOFR Average + 6.000%)(1),(5)	12/25/41	400,000	418,902
First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C 4.75% (1 mo. USD Term SOFR + 0.434%)(5)	10/25/36	544,613	358,082
First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1 5.70%(7),(10)	12/25/35	120,638	92,028
Fremont Home Loan Trust Series 2005-A, Class M4 5.45% (1 mo. USD Term SOFR + 1.134%)(5)	01/25/35	1,432,275	1,290,546
GCAT Trust Series 2021-NQM6, Class A1 1.86%(1),(7)	08/25/66	949,281	856,682
GreenPoint Manufactured Housing Series 2000-1, Class A4 8.14%(7)	03/20/30	358,883	218,721
GSAA Home Equity Trust Series 2006-13, Class AF6 6.54%	07/25/36	1,071,010	303,768
GSAMP Trust Series 2007-NC1, Class A2C 4.73% (1 mo. USD Term SOFR + 0.414%)(5)	12/25/46	2,132,547	1,008,853
GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1 4.79% (1 mo. USD Term SOFR + 0.474%)(5)	05/25/36	141,971	137,031
GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1 4.29%(7)	05/25/35	116,931	87,731
HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12 6.00%	09/25/37	269,874	201,626
IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1 5.33%(7)	10/25/34	205,097	196,714
IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1 3.68%(7)	10/25/35	357,896	289,028
IndyMac INDX Mortgage Loan Trust Series 2006-AR13, Class A4X (I/O) 0.00%(4),(8)	07/25/36	161,071	—
IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1 4.34%(7)	06/25/36	415,092	226,071
IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1 3.36%(7)	05/25/37	535,201	428,401
IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C 4.81% (1 mo. USD Term SOFR + 0.494%)(5)	04/25/37	1,170,750	1,029,488
JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1 4.40%(7)	05/25/36	323,688	183,936
JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5 6.91%	07/25/36	1,800,888	485,508
JPMorgan Mortgage Trust Series 2004-A6, Class 5A1 5.46%(7)	12/25/34	145,132	144,574
JPMorgan Mortgage Trust Series 2007-S2, Class 1A1 5.00%	06/25/37	146,910	46,846
JPMorgan Resecuritization Trust Series 2015-4, Class 2A2 3.52%(1),(7)	06/26/47	2,913,720	1,191,141
Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F) 2.12% (-1 mo. USD Term SOFR + 6.436%)(4),(5)	11/25/36	2,862,312	323,643
Lehman XS Trust Series 2006-10N, Class 1A3A 4.85% (1 mo. USD Term SOFR + 0.534%)(5)	07/25/46	334,214	305,210
Lehman XS Trust Series 2006-12N, Class A31A 4.83% (1 mo. USD Term SOFR + 0.514%)(5)	08/25/46	414,761	421,149
Long Beach Mortgage Loan Trust Series 2004-4, Class M1 5.33% (1 mo. USD Term SOFR + 1.014%)(5)	10/25/34	260,363	251,128
MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F) 2.67% (-1 mo. USD Term SOFR + 6.986%)(4),(5)	03/25/36	5,879,196	339,749
MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1 7.00%	10/25/47	1,046,089	415,599
MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4 4.99% (1 mo. USD Term SOFR + 0.674%)(5)	05/25/37	2,000,000	1,690,015
Merrill Lynch Alternative Note Asset Trust Series 2007- OAR2, Class A2 4.85% (1 mo. USD Term SOFR + 0.534%)(5)	04/25/37	480,612	401,820
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B 4.69% (1 mo. USD Term SOFR + 0.374%)(5)	06/25/37	253,488	252,437
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C 4.79% (1 mo. USD Term SOFR + 0.474%)(5)	06/25/37	364,249	363,772
Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A 4.80% (1 mo. USD Term SOFR + 0.484%)(5)	05/25/37	3,744,812	1,055,732

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1 6.53% (1 yr. CMT + 2.400%)(5),(10)	08/25/36		$79,953	$68,340
New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2 3.70%(1),(7)	03/27/62		930,000	748,860
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A 4.24%(7)	02/25/36		103,214	68,977
Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1 7.61%(7)	03/15/30		463,222	214,050
Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4 8.15%(7)	09/15/29		1,717,630	253,955
Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4 7.40%(7)	07/15/30		681,680	104,835
Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3 6.61%(7)	06/15/31		1,671,028	122,169
Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3 5.90%(7),(11),(12)	09/15/22		488,121	194,679
PMT Loan Trust Series 2024-INV1, Class A29 6.00%(1),(7)	10/25/59		729,280	733,188
PRET LLC Series 2022-RN2, Class A2 6.50%(1)	06/25/52		1,255,000	1,252,510
PRET LLC Series 2024-NPL3, Class A1 7.52%(1)	04/27/54		690,022	692,158
PRPM LLC Series 2021-11, Class A1 5.49%(1)	11/25/26		273,234	273,395
PRPM LLC Series 2021-4, Class A1 4.87%(1)	04/25/26		951,371	952,241
PRPM LLC Series 2021-8, Class A1 4.74%(1),(7)	09/25/26		502,019	501,099
PRPM LLC Series 2022-1, Class A2 9.29%(1)	02/25/27		1,013,026	1,013,765
PRPM LLC Series 2022-3, Class A1 5.56%(1)	06/25/27		1,035,161	1,034,907
PRPM LLC Series 2022-4, Class A2 5.00%(1)	08/25/27		1,080,000	1,067,649
PRPM LLC Series 2024-RPL1, Class M1 4.18%(1),(7)	12/25/64		650,000	608,988
PRPM LLC Series 2024-RPL2, Class M1 3.50%(1)	05/25/54		900,000	810,815
RALI Trust Series 2005-QA8, Class CB21 5.30%(7),(10)	07/25/35		271,651	141,647
RALI Trust Series 2006-QS1, Class A3 (PAC) 5.75%	01/25/36		183,452	143,101
RALI Trust Series 2006-QS13, Class 1A2 (I/O) (I/F) 2.73% (-1 mo. USD Term SOFR + 7.046%)(4),(5)	09/25/36		1,806,722	234,282
RALI Trust Series 2006-QS6, Class 1AV (I/O) 0.77%(4),(7)	06/25/36		2,306,789	47,068
RALI Trust Series 2006-QS7, Class A2 6.00%	06/25/36		240,496	190,001
RALI Trust Series 2006-QS8, Class A3 6.00%(10)	08/25/36		433,823	361,001
RALI Trust Series 2007-QS2, Class AV (I/O) 0.30%(4),(7)	01/25/37		5,059,940	46,928
RALI Trust Series 2007-QS3, Class AV (I/O) 0.36%(4),(7)	02/25/37		6,327,888	92,137
RALI Trust Series 2007-QS6, Class A62 (TAC) 5.50%(10)	04/25/37		140,463	112,466
RCKT Mortgage Trust Series 2024-CES6, Class A3 5.99%(1)	09/25/44		800,000	806,197
Residential Asset Securitization Trust Series 2005-A15, Class 4A1 6.00%	02/25/36		931,843	274,885
Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O) 6.00%(4)	05/25/37		1,092,054	176,926
RFMSI Trust Series 2006-S9, Class AV (I/O) 0.33%(4),(7)	09/25/36		14,173,739	139,817
Saxon Asset Securities Trust Series 2007-3, Class 2A4 4.92% (1 mo. USD Term SOFR + 0.604%)(5)	09/25/47		1,326,000	1,158,847
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2 2.83%	01/25/36		886,263	751,297
Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C 4.87% (1 mo. USD Term SOFR + 0.554%)(5)	01/25/37		1,494,000	940,158
Shamrock Residential DAC Series 2024-1A, Class C 4.57% (1 mo. EUR EURIBOR + 2.200%)(1),(5)	12/24/78	EUR	575,000	619,175
Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1 6.46%(7)	10/25/35		79,643	73,687
Structured Asset Mortgage Investments II Trust Series 2006- AR4, Class 5A1 4.79% (1 mo. USD Term SOFR + 0.474%)(5)	06/25/36		506,021	415,466
VCAT LLC Series 2025-NPL1, Class A1 5.88%(1)	01/25/55		667,156	669,210
Verus Securitization Trust Series 2023-4, Class A1 5.81%(1)	05/25/68		796,335	797,708
Verus Securitization Trust Series 2023-7, Class B1 7.89%(1),(7)	10/25/68		650,000	655,502
VOLT CIII LLC Series 2021-CF1, Class A1 4.99%(1)	08/25/51		506,473	506,162
VOLT XCIX LLC Series 2021-NPL8, Class A1 6.12%(1)	04/25/51		313,388	313,714
WaMu Asset-Backed Certificates WaMu Trust Series 2007- HE1, Class 2A3 4.73% (1 mo. USD Term SOFR + 0.414%)(5)	01/25/37		1,442,552	651,755
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F) 1.64% (-1 mo. USD Term SOFR + 5.956%)(4),(5)	06/25/37		1,175,843	117,338
Wells Fargo Mortgage-Backed Securities Trust Series 2007- AR3, Class A4 6.35%(7),(10)	04/25/37		71,774	63,309

Total Residential Mortgage-backed Securities—Non-Agency (Cost: $62,117,744)				58,097,595

Total Mortgage-backed Securities (Cost: $158,353,469)				142,970,158

CORPORATE BONDS—21.5%
Aerospace & Defense—1.2%
Boeing Co.
5.81%	05/01/50		115,000	109,506
6.53%	05/01/34		165,000	176,811

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
General Electric Co. 5.06% (3 mo. USD Term SOFR + 0.742%)(5)	08/15/36		$2,400,000	$2,254,536
TransDigm, Inc. 6.75%(1)	08/15/28		350,000	355,698

				2,896,551

Agriculture—0.1%
Altria Group, Inc. 4.88%	02/04/28		195,000	196,363
Imperial Brands Finance PLC (United Kingdom) 6.13%(1)	07/27/27		125,000	128,876

				325,239

Airlines—0.2%
JetBlue Pass-Through Trust Series 2020-1, Class A 4.00%	05/15/34		590,602	549,974

Auto Manufacturers—0.2%
Volkswagen Financial Services AG (Germany) 3.88%(6)	11/19/31	EUR	300,000	321,649
Volkswagen International Finance NV (Germany) 7.88% (9 yr. EUR Swap + 4.783%)(6),(5),(13)	09/06/32	EUR	100,000	120,499

				442,148

Banks—4.4%
Bank of America Corp.
1.32% (1 day USD SOFR + 1.150%)(5)	06/19/26		305,000	302,831
1.66% (1 day USD SOFR + 0.910%)(5)	03/11/27		460,000	447,525
1.92% (1 day USD SOFR + 1.370%)(5)	10/24/31		790,000	676,011
2.30% (1 day USD SOFR + 1.220%)(5)	07/21/32		145,000	123,916
2.55% (1 day USD SOFR + 1.050%)(5)	02/04/28		120,000	115,798
3.42% (3 mo. USD Term SOFR + 1.302%)(5)	12/20/28		395,000	382,917
4.38% (5 yr. CMT + 2.760%)(5),(13)	01/27/27		140,000	136,776
Citigroup, Inc.
2.52% (1 day USD SOFR + 1.177%)(5)	11/03/32		515,000	440,186
2.98% (1 day USD SOFR + 1.422%)(5)	11/05/30		145,000	133,590
Goldman Sachs Group, Inc.
1.09% (1 day USD SOFR + 0.789%)(5)	12/09/26		1,275,000	1,244,464
1.54% (1 day USD SOFR + 0.818%)(5)	09/10/27		1,350,000	1,291,531
HSBC Holdings PLC (United Kingdom)
2.10% (1 day USD SOFR + 1.929%)(5)	06/04/26		430,000	427,940
2.36% (1 day USD SOFR + 1.947%)(5)	08/18/31		130,000	113,235
JPMorgan Chase & Co.
1.04% (3 mo. USD Term SOFR + 0.695%)(5)	02/04/27		1,245,000	1,208,633
1.05% (1 day USD SOFR + 0.800%)(5)	11/19/26		75,000	73,370
1.58% (1 day USD SOFR + 0.885%)(5)	04/22/27		425,000	412,139
2.07% (1 day USD SOFR + 1.015%)(5)	06/01/29		$660,000	611,523
Morgan Stanley
2.19% (1 day USD SOFR + 1.990%)(5)	04/28/26		55,000	54,893
2.24% (1 day USD SOFR + 1.178%)(5)	07/21/32		410,000	348,697
2.51% (1 day USD SOFR + 1.200%)(5)	10/20/32		180,000	154,541
PNC Financial Services Group, Inc.	09/15/26		130,000	123,977
3.40% (5 yr. CMT + 2.595%)(5),(13)
5.68% (1 day USD SOFR + 1.902%)(5)	01/22/35		75,000	76,908
6.88% (1 day USD SOFR + 2.284%)(5)	10/20/34		75,000	82,963
Santander U.K. Group Holdings PLC (United Kingdom)
1.67% (1 day USD SOFR + 0.989%)(5)	06/14/27		55,000	52,997
U.S. Bancorp
4.84% (1 day USD SOFR + 1.600%)(5)	02/01/34		110,000	106,855
5.68% (1 day USD SOFR + 1.860%)(5)	01/23/35		80,000	81,862
5.85% (1 day USD SOFR + 2.090%)(5)	10/21/33		5,000	5,184
Wells Fargo & Co.
2.39% (1 day USD SOFR + 2.100%)(5)	06/02/28		955,000	911,605
2.57% (3 mo. USD Term SOFR + 1.262%)(5)	02/11/31		200,000	180,412
3.35% (1 day USD SOFR + 1.500%)(5)	03/02/33		545,000	489,023

				10,812,302

Beverages—0.3%
Anheuser-Busch InBev SA (Belgium) 3.95%(6)	03/22/44	EUR	225,000	233,639
Becle SAB de CV (Mexico) 2.50%(1)	10/14/31		$395,000	319,768
Primo Water Holdings, Inc./Triton Water Holdings, Inc. 6.25%(1)	04/01/29		125,000	124,778

				678,185

Biotechnology—0.0%
Amgen, Inc. 5.65%	03/02/53		60,000	58,871

Chemicals—0.3%
International Flavors & Fragrances, Inc. 2.30%(1)	11/01/30		725,000	627,350
3.27%(1)	11/15/40		15,000	10,931
3.47%(1)	12/01/50		40,000	26,352
4.38%	06/01/47		60,000	47,086

				711,719

Commercial Services—0.5%
Adtalem Global Education, Inc. 5.50%(1)	03/01/28		294,000	290,019
Allied Universal Holdco LLC 7.88%(1)	02/15/31		125,000	126,776
Hertz Corp. 4.63%(1)	12/01/26		25,000	17,475
RAC Bond Co. PLC (United Kingdom) 8.25%(6)	05/06/46	GBP	100,000	138,907

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Raven Acquisition Holdings LLC 6.88%(1)	11/15/31		$175,000	$170,494
Rollins, Inc. 5.25%(1)	02/24/35		370,000	368,616
VT Topco, Inc. 8.50%(1)	08/15/30		120,000	125,915

				1,238,202

Computers—0.2%
Dell International LLC/EMC Corp. 4.75%	04/01/28		370,000	371,775
NCR Voyix Corp. 5.13%(1)	04/15/29		63,000	60,070

				431,845

Cosmetics/Personal Care—0.3%
Edgewell Personal Care Co. 5.50%(1)	06/01/28		133,000	130,437
Opal Bidco SAS (France) 6.50%	03/31/32		60,000	60,000
Prestige Brands, Inc. 3.75%(1)	04/01/31		595,000	533,751

				724,188

Diversified Financial Services—0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 3.88%	01/23/28		130,000	127,031
Air Lease Corp. 3.63%	12/01/27		120,000	117,036
American Express Co. 3.55% (5 yr. CMT + 2.854%)(5),(13)	09/15/26		145,000	140,518
Avolon Holdings Funding Ltd. (Ireland) 2.53%(1)	11/18/27		406,000	380,300
Charles Schwab Corp. 5.00% (5 yr. CMT + 3.256%)(5),(13)	06/01/27		135,000	133,670
EZCORP, Inc. 7.38%(1)	04/01/32		225,000	228,713
GGAM Finance Ltd. (Ireland)
8.00%(1)	06/15/28		117,000	123,078
8.00%(1)	02/15/27		115,000	117,914
Jane Street Group/JSG Finance, Inc.
4.50%(1)	11/15/29		315,000	298,469
7.13%(1)	04/30/31		96,000	98,729

				1,765,458

Electric—1.0%
Alliant Energy Finance LLC 3.60%(1)	03/01/32		535,000	484,213
Alpha Generation LLC 6.75%(1)	10/15/32		150,000	150,246
Arizona Public Service Co. 3.35%	05/15/50		1,000,000	684,440
Duke Energy Progress LLC 5.05%	03/15/35		245,000	243,790
E.ON SE (Germany) 3.88%(6)	09/05/38	EUR	100,000	105,012
Elia Group SA (Belgium) 3.88%(6)	06/11/31	EUR	100,000	109,072
Eurogrid GmbH (Germany) 1.11%(6)	05/15/32	EUR	100,000	91,592
MVM Energetika Zrt (Hungary) 6.50%(6)	03/13/31		$200,000	205,398
National Grid Electricity Transmission PLC (United Kingdom) 0.82%(6)	07/07/32	EUR	140,000	125,460
Pike Corp. 8.63%(1)	01/31/31		$230,000	243,260
TenneT Holding BV (Netherlands) 4.50%(6)	10/28/34	EUR	100,000	116,671

				2,559,154

Engineering & Construction—0.1%
Artera Services LLC 8.50%(1)	02/15/31		170,000	159,020
Heathrow Funding Ltd. (United Kingdom) 1.13%(6)	10/08/32	EUR	130,000	124,305

				283,325

Entertainment—0.7%
Banijay Entertainment SAS (France) 8.13%(1)	05/01/29		200,000	206,732
Everi Holdings, Inc. 5.00%(1)	07/15/29		275,000	275,932
Penn Entertainment, Inc. 5.63%(1)	01/15/27		165,000	163,076
WarnerMedia Holdings, Inc.
4.28%	03/15/32		285,000	251,211
5.05%	03/15/42		480,000	384,048
5.14%	03/15/52		686,000	500,382

				1,781,381

Environmental Control—0.1%
GFL Environmental, Inc. 6.75%(1)	01/15/31		115,000	118,637
Waste Pro USA, Inc. 7.00%(1)	02/01/33		205,000	206,599

				325,236

Food—1.0%
ELO SACA (France) 6.00%(6)	03/22/29	EUR	100,000	98,271
JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL
3.75%	12/01/31		$540,000	494,635
5.50%	01/15/30		25,000	25,438
Kraft Heinz Foods Co. 6.38%	07/15/28		210,000	221,012
Mars, Inc. 4.80%(1)	03/01/30		570,000	573,654
Mondelez International Holdings Netherlands BV 0.88%(6)	10/01/31	EUR	100,000	92,811
Pilgrim’s Pride Corp. 6.25%	07/01/33		$700,000	726,481
Post Holdings, Inc. 4.63%(1)	04/15/30		270,000	252,426

				2,484,728

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.88%	08/20/26		50,000	49,663
9.38%(1)	06/01/28		65,000	64,446
National Gas Transmission PLC (United Kingdom) 4.25%(6)	04/05/30	EUR	215,000	240,664
Southern Co. Gas Capital Corp. 3.88%	11/15/25		$640,000	637,562

				992,335

Health Care-Products—0.2%
American Medical Systems Europe BV 3.00%	03/08/31	EUR	260,000	276,044

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Bausch & Lomb Corp. 8.38%(1)	10/01/28		$70,000	$72,566
Medline Borrower LP 5.25%(1)	10/01/29		30,000	28,805
Medtronic Global Holdings SCA 3.38%	10/15/34	EUR	115,000	121,969
Sotera Health Holdings LLC 7.38%(1)	06/01/31		$120,000	122,240

				621,624

Health Care-Services—0.8%
Centene Corp. 3.00%	10/15/30		248,000	217,062
Elevance Health, Inc. 5.20%	02/15/35		110,000	110,305
HAH Group Holding Co. LLC 9.75%(1)	10/01/31		125,000	120,331
HCA, Inc.
5.63%	09/01/28		100,000	102,310
7.05%	12/01/27		235,000	247,784
HealthEquity, Inc. 4.50%(1)	10/01/29		265,000	248,612
Humana, Inc. 5.55%	05/01/35		200,000	197,896
Kedrion SpA (Italy) 6.50%(1)	09/01/29		335,000	318,749
ModivCare, Inc. 5.00%(1),(14)	10/01/29		512,000	209,920
Prime Healthcare Services, Inc. 9.38%(1)	09/01/29		200,000	189,840

				1,962,809

Household Products/Wares—0.2%
Central Garden & Pet Co.
4.13%	10/15/30		24,000	21,873
4.13%(1)	04/30/31		100,000	89,814
Spectrum Brands, Inc. 3.88%(1)	03/15/31		435,000	371,995

				483,682

Insurance—0.4%
Athene Global Funding
1.61%(1)	06/29/26		240,000	231,458
3.21%(1)	03/08/27		135,000	130,251
Farmers Exchange Capital 7.05%(1)	07/15/28		500,000	522,540
Farmers Insurance Exchange 4.75% (3 mo. USD LIBOR + 3.231%)(1),(5)	11/01/57		5,000	4,078

				888,327

Internet—0.2%
Uber Technologies, Inc. 4.30%	01/15/30		505,000	496,713

Investment Companies—0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
9.00%	06/15/30		299,000	283,772
9.75%	01/15/29		70,000	69,704
10.00%(1)	11/15/29		74,000	73,558

				427,034

Iron & Steel—0.1%
ATI, Inc. 7.25%	08/15/30		121,000	124,845

Leisure Time—0.0%
Sabre GLBL, Inc. 10.75%(1)	11/15/29		45,000	45,416

Lodging—0.1%
Hyatt Hotels Corp. 5.05%	03/30/28		310,000	311,547

Machinery-Diversified—0.2%
Oregon Tool Lux LP 7.88%(1)	10/15/29		228,735	137,237
TK Elevator U.S. Newco, Inc. (Germany) 5.25%(1)	07/15/27		255,000	250,793

				388,030

Media—1.1%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%(1)	02/01/31		5,000	4,434
4.50%(1)	08/15/30		197,000	179,563
4.75%(1)	03/01/30		90,000	83,506
Charter Communications Operating LLC/Charter Communications Operating Capital
2.30%	02/01/32		165,000	133,719
3.70%	04/01/51		598,000	377,679
3.90%	06/01/52		93,000	60,218
5.75%	04/01/48		220,000	190,168
6.65%	02/01/34		170,000	176,338
CSC Holdings LLC 5.75%(1)	01/15/30		45,000	23,913
6.50%(1)	02/01/29		409,000	340,251
7.50%(1)	04/01/28		50,000	35,933
11.25%(1)	05/15/28		29,000	28,280
11.75%(1)	01/31/29		167,000	162,035
Sirius XM Radio LLC 3.88%(1)	09/01/31		200,000	171,638
Time Warner Cable LLC 5.50%	09/01/41		100,000	86,720
VZ Secured Financing BV (Netherlands) 5.00%(1)	01/15/32		615,000	535,327

				2,589,722

Mining—0.0%
Novelis Corp. 3.25%(1)	11/15/26		100,000	96,891

Office/Business Equipment—0.1%
Xerox Corp. 10.25%(1),(15)	10/15/30		150,000	148,603

Oil & Gas—0.2%
KazMunayGas National Co. JSC (Kazakhstan) 3.50%(6)	04/14/33		200,000	169,332
Petroleos Mexicanos 6.35%	02/12/48		34,000	22,677
Sunoco LP/Sunoco Finance Corp. 4.50%	05/15/29		283,000	268,349

				460,358

Oil & Gas Services—0.2%
Archrock Partners LP/Archrock Partners Finance Corp. 6.63%(1)	09/01/32		250,000	251,337
USA Compression Partners LP/USA Compression Finance Corp. 7.13%(1)	03/15/29		125,000	127,380

				378,717

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
Packaging & Containers—0.7%
Amcor Flexibles North America, Inc. 4.80%(1)	03/17/28		$365,000	$367,215
Amcor Group Finance PLC 5.45%	05/23/29		225,000	230,049
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13%(1)	08/15/26		85,000	78,333
5.25%(1)	08/15/27		55,000	25,334
5.25%(1)	08/15/27		280,000	128,901
Berry Global, Inc. 1.57%	01/15/26		323,000	315,032
1.65%	01/15/27		149,000	141,429
4.88%(1)	07/15/26		40,000	39,983
5.50%	04/15/28		95,000	96,903
5.65%	01/15/34		30,000	30,395
Clearwater Paper Corp. 4.75%(1)	08/15/28		125,000	116,846
Graphic Packaging International LLC 4.75%(1)	07/15/27		130,000	127,754

				1,698,174

Pharmaceuticals—1.3%
1375209 BC Ltd. (Canada) 9.00%(1)	01/30/28		380,000	380,171
Bayer U.S. Finance II LLC (Germany)
4.63%(1)	06/25/38		515,000	444,692
4.88%(1)	06/25/48		285,000	228,599
6.50%(1)	11/21/33		360,000	377,932
CVS Health Corp.
4.78%	03/25/38		50,000	45,002
5.05%	03/25/48		190,000	162,260
5.88%	06/01/53		136,000	128,496
6.75% (5 yr. CMT + 2.516%)(5)	12/10/54		375,000	375,217
Grifols SA (Spain)
4.75%(1)	10/15/28	EUR	259,000	239,453
7.50%(6)	05/01/30	EUR	203,000	229,385
Johnson & Johnson 3.05%	02/26/33	EUR	200,000	213,566
Option Care Health, Inc. 4.38%(1)	10/31/29		$275,000	256,910

				3,081,683

Pipelines—0.6%
Energy Transfer LP 6.63% (3 mo. USD LIBOR + 4.155%)(5),(13)	02/15/28		634,000	628,706
Global Partners LP/GLP Finance Corp. 6.88%	01/15/29		275,000	274,772
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.38%(1)	02/15/32		95,000	95,351
TransMontaigne Partners LLC 8.50%(1)	06/15/30		120,000	121,108
Venture Global Calcasieu Pass LLC 3.88%(1)	08/15/29		93,000	86,326
Venture Global LNG, Inc.
7.00%(1)	01/15/30		111,000	109,517
9.00% (5 yr. CMT + 5.440%)(1),(5),(13)	09/30/29		50,000	47,360
9.88%(1)	02/01/32		124,000	131,797

				1,494,937

Real Estate—0.1%
Blackstone Property Partners Europe Holdings SARL (Luxembourg) 1.00%(6)	05/04/28	EUR	150,000	150,485
Zhenro Properties Group Ltd. (China) 6.63%(4),(6),(12)	01/07/26		$200,000	$1,274

				151,759

REIT—1.4%
American Assets Trust LP 3.38%	02/01/31		275,000	242,231
American Homes 4 Rent LP 4.30%	04/15/52		315,000	246,031
American Tower Corp. (REIT) 2.90%	01/15/30		495,000	455,415
Americold Realty Operating Partnership LP 5.60%	05/15/32		370,000	371,850
Digital Intrepid Holding BV 0.63%(6)	07/15/31	EUR	130,000	116,134
Extra Space Storage LP 2.40%	10/15/31		$56,000	47,626
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		55,000	55,156
5.75%	06/01/28		345,000	351,217
Healthcare Realty Holdings LP 3.10%	02/15/30		130,000	119,339
Hudson Pacific Properties LP
3.25%	01/15/30		35,000	24,233
3.95%	11/01/27		313,000	276,826
4.65%	04/01/29		20,000	15,215
5.95%	02/15/28		5,000	4,341
Invitation Homes Operating Partnership LP
2.00%	08/15/31		95,000	79,518
5.50%	08/15/33		40,000	40,276
Iron Mountain Information Management Services, Inc. 5.00%(1)	07/15/32		420,000	387,966
LXP Industrial Trust 2.70%	09/15/30		275,000	242,311
Realty Income Corp. 5.13%	07/06/34	EUR	220,000	255,714
VICI Properties LP/VICI Note Co., Inc.
3.88%(1)	02/15/29		$50,000	47,836
4.13%(1)	08/15/30		7,000	6,593
4.50%(1)	01/15/28		33,000	32,635
4.63%(1)	06/15/25		20,000	20,001

				3,438,464

Retail—0.5%
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%(1)	04/01/26		125,000	123,891
5.88%(1)	04/01/29		315,000	285,497
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.75%(1)	01/15/30		85,000	73,857
FirstCash, Inc. 5.63%(1)	01/01/30		280,000	271,779
Michaels Cos., Inc.
5.25%(1)	05/01/28		171,000	118,265
7.88%(1)	05/01/29		130,000	70,731
Papa John’s International, Inc. 3.88%(1)	09/15/29		135,000	126,633
Saks Global Enterprises LLC 11.00%(1)	12/15/29		80,000	64,906

				1,135,559

Semiconductors—0.1%
Foundry JV Holdco LLC 5.50%(1)	01/25/31		70,000	71,138
Intel Corp. 2.00%	08/12/31		205,000	171,554

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount		Value
5.70%	02/10/53		$55,000	$50,621

				293,313

Software—0.5%
Helios Software Holdings, Inc./ION Corporate Solutions
Finance SARL 8.75%(1)	05/01/29		95,000	94,616
Open Text Corp. (Canada) 6.90%(1)	12/01/27		580,000	600,590
Oracle Corp. 4.80%	08/03/28		365,000	368,114
RingCentral, Inc. 8.50%(1)	08/15/30		115,000	120,967

				1,184,287

Telecommunications—0.6%
Altice Financing SA (Luxembourg)
5.75%(1)	08/15/29		125,000	91,741
9.63%(1)	07/15/27		55,000	47,028
Consolidated Communications, Inc. 6.50%(1)	10/01/28		105,000	101,757
EchoStar Corp. 10.75%	11/30/29		50,000	52,595
Frontier Communications Holdings LLC 5.88%(1)	10/15/27		535,000	535,396
Global Switch Finance BV (United Kingdom) 1.38%(6)	10/07/30	EUR	315,000	318,905
Vmed O2 U.K. Financing I PLC (United Kingdom) 7.75%(1)	04/15/32		$140,000	140,837
Windstream Services LLC/Windstream Escrow Finance Corp. 8.25%(1)	10/01/31		115,000	117,282

				1,405,541

Water—0.0%
Suez SACA (France) 2.88%(6)	05/24/34	EUR	100,000	99,249

Total Corporate Bonds (Cost: $53,564,127)				52,468,125

MUNICIPAL BONDS—0.4%
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33		$903,339	904,956

Total Municipal Bonds (Cost: $1,069,237)				904,956

FOREIGN GOVERNMENT BONDS—0.5%
Brazil Government International Bonds 6.13%	03/15/34		200,000	195,144
Colombia Government International Bonds
7.75%	11/07/36		200,000	195,756
8.00%	04/20/33		200,000	206,602
Guatemala Government Bonds 3.70%(6)	10/07/33		200,000	167,204
Israel Government International Bonds 5.38%	02/19/30		200,000	201,522
Panama Government International Bonds 6.40%	02/14/35		200,000	188,466

Total Foreign Government Bonds (Cost: $1,155,676)				1,154,694

U.S. TREASURY SECURITIES—4.1%
U.S. Treasury Notes 4.00%	03/31/30		9,935,000	9,954,792

Total U.S. Treasury Securities (Cost: $9,915,274)				9,954,792

BANK LOANS—0.1%
Modivcare, Inc. 2025 Incremental Term Loan 12.79% (3 mo. USD Term SOFR + 8.500%)(5)	01/09/26		173,389	148,247
Oregon Tool, Inc. 2025 2nd Lien Term Loan 8.58% (3 mo. USD Term SOFR + 4.000%)(5)	10/15/29		240,036	178,527

Total Bank Loans (Cost: $480,211)				326,774

Total Fixed Income Securities (Cost: $268,298,716)				247,888,411

CONVERTIBLE SECURITIES—0.1%
CONVERTIBLE CORPORATE BONDS—0.1%
Beverages—0.0%
Davide Campari-Milano NV (Italy) 2.38%(6)	01/17/29	EUR	100,000	102,350

Commercial Services—0.1%
Worldline SA (France) 0.00%(6),(8)	07/30/25	EUR	53,748	68,378
Worldline SA (France) 0.00%(6),(8)	07/30/26	EUR	206,400	217,551

Total Commercial Services (Cost: $266,558)				285,929

Total Convertible Corporate Bonds (Cost: $364,962)				388,279

Total Convertible Securities (Cost: $364,962)				388,279

COMMON STOCK—3.8%
		Shares

Agriculture—0.6%
Altria Group, Inc.			12,670	760,454
British American Tobacco PLC (SP ADR) (United Kingdom)			15,706	649,757

				1,410,211

Pipelines—1.1%
Energy Transfer LP			103,400	1,922,206
Enterprise Products Partners LP			21,772	743,296

				2,665,502

REIT—1.3%
AGNC Investment Corp.			144,641	1,385,661
Annaly Capital Management, Inc.			41,441	841,667
Redwood Trust, Inc.			61,963	376,115
Rithm Capital Corp.			55,339	633,631

				3,237,074

Telecommunications—0.8%
AT&T, Inc.			29,505	834,401
Intelsat SA(4),(16)			9,093	335,877
Verizon Communications, Inc.			15,224	690,561

				1,860,839

Total Common Stock (Cost: $8,895,745)				9,173,626

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

Security	Shares	Value
INVESTMENT COMPANIES—0.5%
TCW Private Asset Income Fund—I Class(17)	127,810	$1,278,097
Total Investment Companies (Cost: $1,278,097)		1,278,097

MONEY MARKET INVESTMENTS—7.6%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 4.29%(18)	2,373,435	2,373,435
TCW Central Cash Fund, 4.35%(17),(18)	16,104,132	16,104,132

Total Money Market Investments (Cost: $18,477,567)		18,477,567

Total Investments (113.6%) (Cost: $297,315,087)		277,205,980

Liabilities In Excess Of Other Assets (-13.6%)		(33,270,001)

Net Assets (100.0%)		$243,935,979

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

FUTURES CONTRACTS

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
242	5-Year U.S. Treasury Note Futures	06/30/25	$25,811,369	$26,173,813	$362,444
134	2-Year U.S. Treasury Note Futures	06/30/25	27,628,061	27,761,031	132,970

			$53,439,430	$53,934,844	$495,414

Short Futures
236	10-Year U.S. Treasury Notes Futures	06/18/25	$(26,568,799)	$(26,933,500)	$(364,701)
1	30-Year Euro-Buxl Future	06/6/25	(130,833)	(128,825)	2,008
2	Euro SCHWATZ Futures	06/6/25	(230,880)	(231,066)	(186)
11	Euro-Bobl Future	06/6/25	(1,394,953)	(1,399,605)	(4,652)
11	Euro-Bund Future	06/6/25	(1,529,465)	(1,530,784)	(1,319)
79	U.S. Ultra Long Bond Futures	06/18/25	(9,416,321)	(9,657,750)	(241,429)

			$(39,271,251)	$(39,881,530)	$(610,279)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY(19)
Citibank N.A.	EUR	7,337,000	04/11/25	$7,910,305	$7,929,197	$18,892
Goldman Sachs & Co.	EUR	630,000	04/11/25	665,037	680,850	15,813
Bank of America N.A.	EUR	194,000	04/11/25	210,608	209,659	(949)
Citibank N.A.	GBP	780,000	04/11/25	1,011,566	1,006,763	(4,803)

				$9,797,516	$9,826,469	$28,953

SELL(20)
Goldman Sachs & Co.	EUR	984,000	04/11/25	$1,029,841	$1,063,423	$(33,582)
Bank of New York	EUR	16,000	04/11/25	17,494	17,291	203
Bank of America N.A.	EUR	4,000	04/11/25	4,210	4,323	(113)
Citibank N.A.	EUR	7,157,000	04/11/25	7,334,779	7,734,668	(399,889)
Citibank N.A.	EUR	6,801,000	07/11/25	7,382,724	7,388,230	(5,506)
Goldman Sachs & Co.	GBP	111,000	04/11/25	143,265	143,270	(5)
Citibank N.A.	GBP	669,000	04/11/25	812,266	863,493	(51,227)
Citibank N.A.	GBP	780,000	07/11/25	1,011,462	1,006,676	4,786

				$17,736,041	$18,221,374	$(485,333)

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
REMIC	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TAC	Target Amortization Class.
TBA	To Be Announced.
EUR	Euro Currency.
GBP	British Pound.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2025, the value of these securities amounted to $100,761,267 or 41.3% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Restricted security (Note 2).
(3)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debtholders and fund expenses.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2025.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

(6)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At March 31, 2025, the value of these securities amounted to $6,800,080 or 2.8% of net assets.
(7)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(8)	Security is not accruing interest.
(9)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(10)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(11)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of March 31, 2025.
(12)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(13)	Perpetual maturity.
(14)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer—5.00% cash or 10.00% payment-in-kind interest.
(15)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(16)	Non-income producing security.
(17)	Affiliated issuer.
(18)	Rate disclosed is the 7-day net yield as of March 31, 2025.
(19)	Fund buys foreign currency, sells U.S. Dollar.
(20)	Fund sells foreign currency, buys U.S. Dollar.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2025 (Unaudited) (Cont’d)

The summary of the TCW Strategic Income Fund transactions in the affiliated funds for the period ended March 31, 2025 is as follows:

Name of Affiliated Fund	Value at December 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held March 31, 2025	Value at March 31, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$18,464,022	$44,840,110	$47,200,000	16,104,132	$16,104,132	$142,346	$—	$—	$—
TCW Private Asset Income Fund—Share Class I	—	1,278,097		127,810	1,278,097	—	—	—	—

Total					$17,382,229	$142,346	$—	$—	$—

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	March 31, 2025

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities—Agency	24.3%
Residential Mortgage-Backed Securities—Non-Agency	23.8
Corporate Bonds	21.5
Asset-Backed Securities	16.4
Commercial Mortgage-Backed Securities—Non-Agency	9.8
Money Market Investments	7.6
U.S. Treasury Securities	4.1
Common Stock	3.8
Commercial Mortgage-Backed Securities—Agency	0.7
Investment Companies	0.5
Foreign Government Bonds	0.5
Municipal Bonds	0.4
Bank Loans	0.1
Convertible Corporate Bonds	0.1
Other*	(13.6)

Total	100.0%

*	Includes cash, futures, foreign currency exchange contracts, pending trades, interest receivable, and accrued expenses payable.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	March 31, 2025

The following is a summary of the fair valuations according to the inputs used as of March 31, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Mortgage-Backed Securities
Residential Mortgage-Backed Securities—Agency	$—	$59,365,485	$—	$59,365,485
Residential Mortgage-Backed Securities—Non-Agency	—	55,618,134	2,479,461	58,097,595
Commercial Mortgage-Backed Securities—Non-Agency	—	23,808,625	—	23,808,625
Commercial Mortgage-Backed Securities—Agency	—	1,698,453	—	1,698,453

Total Mortgage-Backed Securities	—	140,490,697	2,479,461	142,970,158

Corporate Bonds*	—	52,466,851	1,274	52,468,125
Asset-Backed Securities	—	37,980,866	2,128,046	40,108,912
U.S. Treasury Securities	9,954,792	—	—	9,954,792
Municipal Bonds	—	904,956	—	904,956
Foreign Government Bonds	—	1,154,694	—	1,154,694
Bank Loans*	—	326,774	—	326,774

Total Fixed Income Securities	9,954,792	233,324,838	4,608,781	247,888,411

Money Market Investments	18,477,567	—	—	18,477,567
Common Stock*	8,837,749	—	335,877	9,173,626
Investment Companies	—	1,278,097	—	1,278,097
Convertible Securities*	—	388,279	—	388,279

Total Investments	$37,270,108	$234,991,214	$4,944,658	$277,205,980

Asset Derivatives
Futures Contracts
Interest Rate Risk	497,422	—	—	497,422
Forward Currency Exchange Contracts
Foreign Currency Risk	—	39,694	—	39,694

Total	$37,767,530	$235,030,908	$4,944,658	$277,743,096

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(612,287)	$—	$—	$(612,287)
Forward Currency Exchange Contracts
Foreign Currency Risk	—	(496,074)	—	(496,074)

Total	$(612,287)	$(496,074)	$—	$(1,108,361)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over-the-counter (“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.

Foreign currency contracts. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.

The summary of the fair valuations according to the inputs used as of March 31, 2025 in valuing the Fund’s investments is listed after the Investments by Sector table.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Convertible Corporate Bonds	Corporate Bonds	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2024	$1,124,790	$614,136	$337,643	$2,659	$41,333	$2,162,551	$4,283,112
Accrued Discounts (Premiums)	—	—	—	60	1,039	(24,362)	(23,263)
Realized Gain (Loss)	—	2,910	(122,846)	(18,788)	(243,174)	—	(381,898)
Change in Unrealized Appreciation (Depreciation)	3,256	(10,648)	190,580	17,782	223,477	340,809	765,256
Purchases	1,000,000	—	—	—	—	463	1,000,463
Sales	—	(606,398)	(69,500)	(1,713)	(21,401)	—	(699,012)
Transfers in to Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	— *	—	—

Balance as of December 31, 2024	$2,128,046	$—	$335,877	$—	$1,274	$2,479,461	$4,944,658

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2025	$3,256	$—	$190,580	$—	$223,477	$340,809	$758,122

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2025 are as follows:

Description	Fair Value at March 31, 2025	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Input to Valuation If Input Increases
Asset-Backed Securities	$2,128,046	Broker Quote	Offered Quote	$100.000 to $7,940.000	$114.820	Increase
Common Stock	$335,877	Third-party Vendor	Vendor Prices	$36.938	$36.938	Increase
Corporate Bonds	$1,274	Third-party Vendor	Vendor Prices	$0.637	$0.637	Increase
Residential Mortgage- Backed Securities — Non-Agency	$2,479,461	Broker Quote	Offered Quote	$0.0001 to $16.201	$3.371	Increase

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. MBS and other ABS held by the Fund at March 31, 2025 are listed in the Fund’s Schedule of Investments.

When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of March 31, 2025.

Securities Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2025.

Derivatives:

Forward Currency Exchange Contracts: The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at March 31, 2025 are disclosed in the Schedule of Investments.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended March 31, 2025, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at March 31, 2025 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended March 31, 2025, the Fund had no written options outstanding.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2025, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). There were no outstanding swap agreements at March 31, 2025.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at March 31, 2025 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust, Series 2012-1A, Class R, 0.00%, due 12/27/2024	11/1/2022	$735,000	$267,419	0.11%

		$735,000	$267,419	0.11%